SUPPLEMENT DATED MAY 24, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR Portfolio Optimization Moderate Portfolio

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024 for Portfolio Optimization Moderate Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Performance subsection, the third sentence is deleted and replaced with the following:

The composite benchmark is comprised of 40% S&P 500, 37% Bloomberg US Aggregate Bond, 15% MSCI EAFE, and 8% ICE BofA U.S. 3-Month T-Bill Indices.